UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2013

RESTORATION HARDWARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 10, 2013, Restoration Hardware Holdings, Inc. (“RH”) issued a press release announcing its financial results for the first quarter ended August 3, 2013. The full text of the press release is furnished hereto as Exhibit 99.1.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

RH is making reference to non-GAAP financial information in both the press release and the conference call regarding its financial results. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached press release.

RH is also disclosing that it may use the rh.com, restorationhardware.com, and ir.restorationhardware.com websites as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 8.01. Other Information

As previously announced, RH completed a public follow-on offering of shares of its common stock on July 17, 2013 by certain stockholders of RH, including Home Holdings, LLC. Following the completion of the follow-on offering, Home Holdings owns approximately 22.9% of the voting power of the RH’s common stock. As a result of Home Holdings’ ownership of less than 30% of the voting power of RH’s common stock, the stockholders’ agreement dated as of November 7, 2012, by and among RH, Home Holdings and certain other stockholders of RH, terminated in accordance with its terms. The stockholders agreement previously provided Home Holdings with the right to, among other things, designate certain directors for election to the Board.

As previously disclosed, Thomas Mottola was appointed the lead independent director on RH’s Board of Directors. The lead independent director presides over the executive sessions of non-management directors. Any stockholder of RH or any other interested party wishing to communicate directly with (i) the entire Board of Directors of RH, (ii) the non-management directors as a group or (iii) the lead independent director, may do so by corresponding with the lead independent director at the following address: Lead Independent Director, Restoration Hardware Holdings, Inc., Legal Dept., 15 Koch Road, Suite J, Bldg. D, Corte Madera, CA 94925, Attn: Corporate Secretary.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued on September 10, 2013 by Restoration Hardware Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE HOLDINGS, INC.

Dated: September 10, 2013	By:	/s/ Karen Boone
Karen Boone
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on September 10, 2013 by Restoration Hardware Holdings, Inc.